Exhibit 10-27

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT WAS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, OMITTED INFORMATION WAS REPLACED WITH ASTERISKS.

LICENSE AGREEMENT

This License Agreement (“Agreement”) is effective May 10, 2002 by and between Rand McNally & Company, a Delaware corporation located at 8255 North Central Park, Skokie, Illinois 60076-2970 (hereafter “Licensor”), and Cobra Electronics Corporation, a Delaware corporation located at 6500 W. Cortland Street, Chicago, Illinois 60707 (hereafter “Licensee”).

The parties agree as follows:

1.	DEFINITIONS:

A. “Data Files” as used in this Agreement means Licensor’s cartographic data files and related documentation as set forth in Exhibit A (which may be amended from time to time by mutual written agreement) to be embedded in the Unit (“Embedded Data Files”) and data exported from the Product (“Exported Data Files”), in Licensor’s proprietary data format.

B. “Data File Updates” as used in this Agreement means the updated versions of the Data Files that Licensor provides to Licensee from time to time pursuant to the terms of this Agreement.

C. “Derivative Work” as used in this Agreement means any translation, modification, adaptation or improvement of the Product, Data Files, Updates or RMC Code.

D. “Hardware Specifications” as used in this Agreement means the written technical specifications regarding the Unit provided to Licensor by Licensee as set forth in Exhibit C, as modified in writing from time to time by mutual written agreement of the parties.

E. “Licensor Specifications” as used in this Agreement means the mutually agreed upon specifications for the Data Files and Product as set forth in Exhibit C, as modified in writing from time to time by mutual written agreement of the parties.

F. “Mandatory Terms” as used in this Agreement means the mandatory terms attached hereto as Exhibit B.

G. “Product” as used in this Agreement means the executable code version of the software programs and related documentation listed in Exhibit A customized for Licensee pursuant to the terms of this Agreement.

H. “Product Update” as used in this Agreement means a release of the Product, which Licensor in its sole discretion makes generally available.

I. “RMC Code” as used in this Agreement means the proprietary computer source code and related documentation delivered by Licensor to Licensee or its designee pursuant to the terms of this Agreement.

J. “Schedule” as used in this Agreement means the mutually agreed upon timetable for the development and testing of the Data Files, Product, RMC Code and Unit as set forth in Exhibit C as may be modified from time to time upon mutual written agreement.

K. “Territory” as used in this Agreement means the United States, Canada, and Europe.

L. “Unit” as used in this Agreement means the GPS receiver hardware and the software and data (other than the Data Files or RMC Code) embedded therein, sold by Licensee known as the Cobra GPS500, Cobra GPS1000, Cobra GPS receivers the technical specifications for which are identical to the Hardware Specifications, and other such GPS receivers as may be mutually agreed to by the parties under specific terms and conditions through an amendment to this License Agreement from time to time.

M. “Confidential Information” as used in this Agreement means confidential and proprietary information that the disclosing party (the “Disclosing Party”) designates as being confidential or which, under the circumstances surrounding disclosure, the receiving party (the “Receiving Party”) should know is considered confidential by the Disclosing Party. Confidential Information includes, without limitation, any oral, written, graphic or machine-readable information relating to released or unreleased Disclosing Party software or other products or services, the marketing or promotion of any Disclosing Party product, Disclosing Party’s business policies or practices, financial information, technical information, computer systems, infrastructure designs, data, data structures, analysis, compilations, studies or other documentation and information. Confidential Information includes the terms and conditions of this Agreement but does not include the existence of this Agreement.

N. “Highly Confidential Information” as used in this Agreement means any and all of Licensor’s information, trade secrets and know how related to the RMC Code. Highly Confidential Information also includes sales price, advertising, marketing and sales programs and customer information of Licensee that is marked “Highly Confidential.” Any Highly Confidential Information disclosed orally shall be confirmed in a writing, marked “Highly Confidential” and provided by the Disclosing Party within fifteen (15) days of the oral disclosure thereof, otherwise such information shall not be considered to be Highly Confidential Information hereunder.

O. “Updates” as used in this Agreement means collectively Product Updates and Data File Updates.

P. “Time Period” as used in this Agreement means the applicable period of time set mutually agreed in writing by the parties for making a determination, performing an acceptance test, providing a notice or report, making a correction following an acceptance test, or other task with respect to acceptance testing under Section 3(D).

2.	DEVELOPMENT:

A. Creation Of The Data Files. Licensor shall use best efforts to create the Data Files to be embedded in the Unit in accordance with the Licensor Specifications and the Schedule. Such development will be based upon the Hardware Specifications. Licensee acknowledges that any changes made to, or errors in, such Hardware Specifications at any time during the term of this Agreement may cause the Data Files to be incapable of being embedded in the Unit, or to fail to perform in accordance with Licensor Specifications. In such event, Licensee shall make any changes to the Unit and the Hardware Specifications that may be reasonably necessary to allow the Data Files to be embedded in the Unit, or instead, Licensee may agree with Licensor, in writing, for Licensor to modify the Data Files at a reasonable, mutually agreed cost. Licensee agrees to provide any assistance, support and information that may be necessary for Licensor to complete the development successfully and on schedule.

B. Customization Of The Product. Licensor shall use best efforts to make a one-time modification of the Product in accordance with the Licensor Specifications and the Schedule, subject to acceptance testing as defined in Section 2(D). Such modification will be based upon the Hardware Specifications. Licensee acknowledges that any changes made to, or errors in, the Hardware Specifications or the operation of the Unit at any time during the term of this Agreement may cause the Product to be unable to perform properly. In such event, Licensee shall make any changes to the Unit and the Hardware Specifications that may be reasonably necessary to allow the Product to perform properly. Licensee agrees to provide any assistance, support and information that may be necessary for Licensor to complete the customization successfully and on schedule, or instead, Licensee may agree with Licensor, in writing, for Licensor to modify the Product at a reasonable, mutually agreed cost. Any modification or customization by Licensor of the Product requested by Licensee subsequent to this one-time modification will be subject to agreement in writing by the parties.

C. Development Of The Unit. Licensee shall use best efforts to customize the Unit to ensure its interoperability with the Product in accordance with the Hardware Specifications and the Schedule. Licensor agrees to provide reasonable assistance, support and information that may be necessary for Licensee to complete the customization successfully and on schedule.

D. Acceptance Testing.

(i) Following receipt of Licensor’s notice that the Product or any Update is ready for testing, Licensee and Licensor will test the Product or Update within the applicable Time Period to determine whether it substantially conforms to the Licensor Specifications. If the Product or Update substantially conforms to the Licensor Specifications, Licensee will provide Licensor with written notice that the Product or Update is accepted, and Licensor will have no further customization obligation. If the Product or Update fails to substantially conform to the Licensor Specifications, Licensee will provide Licensor with a written report of the non-conformity, within the applicable Time Period, specifying such non-conformity in reasonable detail. In the event that Licensee fails to issue a report of non-conformity within the applicable Time Period, the Product or Update will be deemed to be accepted. Upon receipt of a non-conformity report, Licensor will correct and resubmit the Product or Update for re-testing within the applicable Time Period or, if the parties mutually agree that such reported non-conformity is actually a modification from the agreed upon Licensor Specifications, the parties shall determine the impact, if any, of such a modification on the customization obligations, Schedule and applicable fees. If the resubmitted Product or Update does not substantially conform to the Licensor Specifications after reasonable repeated efforts by Licensor to make it conform, Licensor reserves the right to cancel the Update, subject to its obligations under Section 3(E)(i), or such failure to correct shall constitute a breach of this Agreement. Notwithstanding the foregoing, any such failure of the Product or Update that is due to a failure of the Unit to conform to the Hardware Specifications, or changes made to or errors in the Hardware Specifications, will not constitute a breach of this Agreement by Licensor.

(ii) Following receipt of Licensee’s notice that the Unit is ready for testing, Licensee and Licensor will test the Unit within the applicable Time Period to determine whether it substantially conforms to the Hardware Specifications. If the Unit substantially conforms to the Hardware Specifications, Licensor will provide Licensee with written notice that the Unit is accepted. If the Unit fails to substantially conform to the Hardware Specifications, Licensor will provide Licensee with a written report of the non-conformity, within the applicable Time Period, specifying such non-conformity in reasonable detail. In the event that Licensor fails to issue a report of non-conformity within the applicable Time Period, the Unit will be deemed to be accepted. Upon receipt of a non-conformity report, Licensee will correct and resubmit the Unit for re-testing within the applicable Time Period. If the resubmitted Unit does not substantially conform to the Hardware Specifications after reasonable, repeated efforts by Licensee to make it conform, such failure to correct shall constitute a breach of this Agreement.

E. Delivery. Upon acceptance of the Product and the Unit, Licensor shall use best efforts to deliver (i) a golden master version of the Product (the “Gold Master”) and (ii) a CD-ROM containing the Embedded Data Files no later than the delivery dates specified in the Schedule or at a later date as may be mutually agreed by the parties.

3.	LICENSE GRANT:

A. RMC Code. During the term of this Agreement, Licensor hereby grants to Licensee, and Licensee hereby accepts from Licensor, a non-exclusive, except to the extent as defined in Section 4, non-transferable license to (i) use and display the RMC Code solely for testing and evaluation purposes related to embedding the Data Files into the Unit and making the Unit interoperable with the Product and Data Files, (ii) incorporate the RMC Code into the Unit solely to enable the Unit to interoperate with the Product’s Data Files and (iii) distribute the RMC Code solely as incorporated into the Unit. Licensee may retain subcontractors to incorporate the RMC Code into the Unit pursuant to Section 5(A). Licensee will display, in each Unit made by Licensee, notice including, without limitation, all copyright and proprietary information notices as affixed to the original RMC Code or such other notice as Licensor may provide. Licensee will distribute the RMC Code as embedded in the Unit pursuant to agreements at least as protective of Licensor and its rights in and to the RMC Code as the Mandatory Terms set forth in Exhibit B.

B. Data Files. During the term of this Agreement, Licensor hereby grants to Licensee, and Licensee hereby accepts from Licensor, a non-exclusive, except to the extent as defined in Section 4, non-transferable right to (i) reproduce the Data Files solely to embed such Data Files into the Unit and (ii) distribute the Embedded Data Files within the Territory solely as embedded in the Unit. Licensee may retain subcontractors to embed the Data Files into the Unit pursuant to Section 5(A). Licensee will display, in each Unit made by Licensee, notice including, without limitation, all copyright and proprietary information notices as affixed to the original Embedded Data Files or such other notice as Licensor may provide. Licensee will distribute the Data Files as embedded in the Unit pursuant to agreements at least as protective of Licensor and its rights in and to the Data Files as the Mandatory Terms set forth in Exhibit B.

C. Product. During the term of this Agreement, Licensor hereby grants to Licensee, and Licensee hereby accepts from Licensor, a non-exclusive, except to the extent as defined in Section 4, non-transferable right to (i) reproduce the Product within the United States or other countries as may be mutually agreed in writing and (ii) distribute the Product within the Territory as an application bundled with the Unit or on a stand-alone basis. Licensee may retain media duplication firms to reproduce executable code of the Product only within the United States pursuant to Section 5(A) or other countries as may be mutually agreed in writing. Licensee will affix, to each copy of the Product made by Licensee notice including, without limitation, all copyright and proprietary information notices as affixed to the original. Licensee may distribute the Product in the Territory either directly or through resellers, provided that Licensee agrees to deliver to Licensor, upon its request, a complete and accurate list of the names and locations of all such resellers, no less frequently than once per calendar quarter, provided that such information is treated as Highly Confidential Information. Licensee will distribute the Product to customers pursuant to the end-user license agreement pre-installed in the Product (the “End-User License”), and will not offer any license terms in addition to or in contradiction to such End-User License.

D. Reservation. All rights not expressly granted to Licensee are reserved by Licensor. Licensee may not, except as expressly provided herein, whether by operation of law or otherwise, duplicate, sell, distribute or otherwise transfer in whole or in part, the RMC Code, Data Files or Product without the prior written consent of Licensor. Licensee shall not reverse engineer, disassemble or otherwise decompile any portions of any of the RMC Code, Data Files or Product, or permit any of its customers to do so. Licensor reserves all other rights in or to the RMC Code, Data Files and Product. “Permit” as used in this Section shall not include the bona fide sale of the Unit and license of the Product to end-users pursuant to an appropriate end-user license.

E. Updates.

(i) Licensee’s license shall extend to, and the Product and Data Files shall be deemed to include, any Product Updates and Data File Updates that Licensor makes available to Licensee. Licensor agrees to use best efforts to advise Licensee of any Data File Update or Product Update ninety (90) days prior to the general release date or within ten (10) days of determining that such an Update will be made in the event the general release date will be less than ninety days after such determination. Nothing in this Section obligates Licensor to develop or make Product Updates generally available, except that Licensee will receive no less favorable treatment than any other licensee.

Licensor will provide Data File Updates to Licensee at least once per calendar year, beginning with the year 2003, consistently with Licensor’s standard editorial and cartographic update policies but in no case of a lesser quality than Licensor’s own products. All such updates will operate in accordance with and substantially conform to the then-current agreed upon Licensor Specifications and Hardware Specifications.

(ii) Licensee will incorporate any such Product Update and Data File Update into all Products or Units produced by Licensee sixty (60) days after acceptance of such Product Update or Data File Update. Licensee may continue to distribute its then current inventory of Products and Units that were produced or manufactured prior to Licensee’s receipt of any such Product Update or Data File Update, but in no event longer than twenty-four (24) months of such receipt, at which time Licensee will destroy any remaining inventory and provide to Licensor a certificate to the effect that the Products and Units containing the prior releases of the Product or Data Files have been destroyed.

F. Maintenance and Support. Licensor will provide maintenance and support for the Product and Data Files in accordance with Exhibit D.

G. Marks. Licensor grants Licensee a license solely in the Territory to use the trademarks identified in Exhibit A (the “Marks”) in association with the marketing and promotion of the Product and the Units for the term of this Agreement. Licensee will use the Marks only in accordance with Licensor’s Trademark and Branding Guidelines, as may be reasonably amended from time to time by Licensor. Licensee’s use of such Marks shall be subject to the following quality control measure: prior to distribution or sale, Licensee will submit a sample of the proposed use of the subject Marks to Licensor for Licensor to review. Licensor will notify Licensee within five (5) working days if the proposed use is unacceptable. Upon request, Licensee will periodically submit samples of its use of the subject marks to Licensor for its review. All trademarks, service marks, trade names, logos or other words or symbols identifying the Product, Data Files or Licensor, including without limitation the Marks (hereinafter the “Portfolio”), are and will remain the exclusive property of Licensor or its licensors, whether or not specifically recognized or perfected under the laws of the Territory. Licensee will not acquire any right in the Portfolio, except the limited use rights in the Marks specified above. Licensee will not register, directly or indirectly, any trademark, service mark, trade name, company name or other proprietary or commercial right that is identical or confusingly similar to the Marks, or that constitute translations thereof into the language(s) spoken within the Territory. Upon Licensor’s request, Licensee will execute the instruments that may be appropriate to register, maintain or renew the registration of the Marks in Licensor’s or its licensor’s name within the Territory. In the event of a change in the “Portfolio”, the Licensee will have twenty-four (24) months to consume existing inventory displaying the previously approved Marks.

H. Licensing Relationship. The Product, RMC Code and Data Files are licensed, not sold, by Licensor to Licensee, and nothing in this Agreement will be interpreted or construed as a sale or purchase of the Product, RMC Code or Data Files. Accordingly, Licensee acknowledges that 17 U.S.C. Section 109 (i.e., the “first sale doctrine” as embodied in the Copyright Act of 1976, as amended) does not apply to Licensee’s acquisition of the Product, RMC Code or Data Files hereunder.

4.	EXCLUSIVITY:

A. For the term of this Agreement, Licensor will not grant rights to reproduce and distribute the ***, the *** or the ***, and *** or *** thereof to third parties for distribution in or with *** devices which primarily or solely function as *** with an ***. Devices similar in design, function, and use as the *** version of *** are acknowledged to be within this definition.

B. As an express condition of the license granted herein, during the term of this Agreement, Licensee shall not sell the Units with any other software or data files that have a similar function or contain similar categories or types of data as the *** or the ***. In the event Licensee wishes to distribute software that contains different functionality or different categories or types of data than the *** or the ***, Licensee will grant Licensor a right of first negotiation to enter into an agreement to develop and license to Licensee such software product or data files, if Licensor declines to negotiate or its offer is, in Licensee’s reasonable judgment, commercially unacceptable, Licensor waives the right of first negotiation and releases Licensee to make other arrangements for development of the product in question. Licensor acknowledges and agrees that ***, *** and *** are not similar to the *** or ***.

C. In the event that the aggregate Royalties actually paid to Licensor for the *** anniversary year or any subsequent anniversary year are less than *** Dollars ($***), Licensor’s requirements of exclusivity in Section 4(A) will terminate. Licensee shall retain the right to pay Licensor for any *** in any anniversary year and maintain exclusivity. In the event Licensee fails to make the Product and at least *** model of the Unit available for sale to customers throughout each year during the term following the *** year of this Agreement, Licensor’s requirements of exclusivity will terminate.

5.	LICENSEE’S RESPONSIBILITIES:

A. Subcontractors. Licensee may retain subcontractors to produce the Product and Units provided that Licensee notifies Licensor of the names of such subcontractors and Licensor has approved of such subcontractors in advance in writing. Such approval should not be unreasonably withheld. Licensor will provide written notification of approval, within two weeks of submission. Licensee shall require each such subcontractor to execute a written agreement with Licensee containing protections for Licensor’s proprietary rights and confidential information that are at least as protective as the terms and conditions of this Agreement. Licensee shall remain primarily liable for the actions of any such Subcontractor. Licensor acknowledges that *** has already been deemed to be a suitable subcontractor.

B. Quality Standards. Licensee agrees that the Units will be manufactured, distributed and sold in accordance with all applicable federal, state, local and foreign laws, rules and regulations, and will comply with current and future industry standards. Licensee will manufacture the Units according to the Hardware Specifications. From time to time upon Licensor’s request, Licensee will send to Licensor samples of the Units for inspection and testing. Licensee warrants that the nature and quality of the Units will conform to Licensee’s quality standards as demonstrated in samples provided to Licensor and will be of such quality as to be adequate and suited to the protection and maintenance of Licensor’s ownership interest in and to the Marks and the goodwill symbolized thereby and associated therewith. Any failure by Licensee to maintain the quality standards in accordance with this Section will be considered a material breach of this Agreement.

C. Distribution. Licensee shall make the Product and Units available to its customers according to the Schedule.

D. Customer Support.

(i) Licensee, at its expense, shall be solely responsible for providing all marketing, maintenance and industry-standard end-user support of the Unit. In the event Licensor elects, in its sole discretion, to assist Licensee’s end-users with support of the Unit, Licensee shall provide Licensor with second-level support (as more fully described below) relating to the Unit and the integration of the Data Files into the Unit. In order to provide such support, Licensee shall provide Licensor five (5) samples of the Unit and its specifications, upon the date to be mutually agreed upon by the parties. In the event the Unit is updated or modified, Licensee agrees to provide Licensor with five (5) updated samples of the Unit and its specifications.

(ii) For purposes of this Agreement, second-Level support means the resolution of suspected errors reported by end-users and the resolution of end-user questions regarding use and operation of the Units. Qualified, trained technical employees of Licensor will review all reported errors to determine if such error is the result of hardware or software other than the Unit. If it is determined that such error is a result of the Unit, Licensor will submit a detailed description of the error to Licensee sufficient for Licensee to reproduce the error and Licensor will provide any additional information required by Licensee to resolve the error. Licensee will make its technical staff available to Licensor for problem identification and resolution.

(iii) Licensor, at its expense, shall be solely responsible for providing all maintenance and industry-standard end-user support for the Product to end-users.

(iv) For questions relating to technical support, contact the following:

Licensor: Rand McNally & Company 8255 N. Central Park Avenue Skokie, Illinois 60076 Attn: Manager, Technical Support Telephone: (847) 329-2337	Licensee: Cobra Electronics Corporation 6500 W. Cortland Street Chicago, Illinois 60607 Attn: Technical Support Supervisor Telephone: (773) 804-3474

E. Replacement Products. Licensee shall be solely responsible, at Licensee’s cost, for providing replacement Products.

F. Legal Compliance.

(i) Licensee shall do all things necessary to comply with all relevant laws and regulations which may govern the import or export of the Product or Unit abroad, including the Export Administration Act of 1979, as amended, any successor legislation and the Export Administration Regulations issued by the Department of Commerce.

(ii) Licensee will, at its expense, obtain and maintain the government authorizations, registration and filings that may be required under the laws of the Territory or the place of manufacture of the Units to execute or perform this Agreement. Licensee will otherwise comply with all laws, regulations and other legal requirements within the Territory or the place of manufacture of the Units, including tax and foreign exchange legislation. Licensee will notify Licensor of any change in these laws, regulations or other legal requirements that may affect the importation of the Units or the Product or Licensee’s performance of this Agreement.

(iii) Licensee will not use any payment or other benefit derived from Licensor to offer, promise or pay any money, gift or other thing of value to any person for the purpose of influencing official actions or decisions affecting this Agreement, while knowing or having reason to know that any portion of this money, gift or thing will, directly or indirectly, be given, offered or promised to (i) an employee, officer or other person acting in an official capacity for any government or its instrumentalities or (ii) an political party, party official or candidate for political office.

(iv) Licensee will provide Licensor with the assurances and official documents that Licensor may periodically request to verify Licensee’s compliance with this Section.

G. Unit Changes. Licensee shall advise Licensor in writing detailing any changes made to the Unit during the term of this Agreement which might affect the Data Files embedded in the Unit or the functionality of the Product when used with the Unit at least 120 days prior to the general release of such change.

H. Best Practices. Licensee will at all times (i) not intentionally deceive or engage in unethical practices that are or might be detrimental to Licensor; (ii) not knowingly make any false or misleading representation with regard to Licensor or its products or services; (iii) not knowingly publish or utilize or cooperate in the publication or utilization of any misleading or deceptive advertising material that relates in any way to Licensor or its products or services; (iv) not knowingly make any representation or warranty to anyone with respect to the specifications, features or capabilities of Licensor’s products that are inconsistent with the literature distributed by Licensor, including all disclaimers contained in such literature; (v) not make any warranty or representation to anyone that would give the recipient any claim or right of action against Licensor; and (vi) not engage in illegal or deceptive trade practices with respect to the Product, the RMC Code, the Data Files or Licensee’s own hardware products.

I. Insurance. Licensee shall have and maintain during the term of this Agreement General Liability insurance with per occurrence limits of not less than $*** and annual limits of not less than $***, Product Liability insurance with per occurrence limits of not less than $*** and annual limits of not less than $*** and an Umbrella insurance policy with per occurrence and annual limits of not less than $***. All such insurance shall designate Licensor as additional insured. Licensee’s insurance carriers shall have ratings of at least A-VIII, per A.M. Best. Upon request, Licensee will furnish Licensor with certificates or adequate proof of the foregoing insurance, including copies of the endorsements and insurance policies. Licensee will notify Licensor in writing at least forty-five (45) days prior to cancellation or any material change in such policies.

J. Third Party Patents. If Licensor reasonably suspects that Licensee has violated a valid patent of a third party, Licensor will provide Licensee with written notice specifying such suspected violation in reasonable detail. Upon receipt of such notice, Licensee will (i) take steps to acquire appropriate rights in and to such patent, (ii) provide a non-infringing substitute for the applicable patent, or (iii) notify Licensor in writing that it has not in fact violated the applicable patent, specifying its conclusion in reasonable detail.

6.	PRICE AND PAYMENT:

A. License Fees. Licensee agrees to pay Licensor the non-refundable (i) initial data and technology license fee (the “Initial Data and Technology License Fee”); (ii) initial software license fee (the “Initial Software License Fee”); and (iii) the royalty for each Unit and Product that is sold during the term of this Agreement (the “Royalty”) (collectively, the “Fees”) as set forth in Exhibit A of this Agreement. It is agreed between the parties that the first installment of the Initial Data and Technology License Fee, in the amount of US$***, has been paid and satisfied by the Licensee. On or before June 1, 2002, Licensor, Licensee and LaSalle National Bank, NA, or such other financial institution mutually agreeable to the parties (“Escrow Agent”), shall enter into an Escrow Agreement substantially in the form set forth in Exhibit G. On or before June 1, 2002 Licensee shall deposit with the Escrow Agent the installment of the Initial Data and Technology License Fee due under Schedule A on that date, such amount to be held by the Escrow Agent under the terms of the Escrow Agreement. Upon the delivery of the Gold Master and the CD containing the Embedded Data Files under the terms of Section 2(E), the parties shall execute a release notice for delivery by Licensor to the Escrow Agent, and upon such delivery Licensor shall be entitled to collect the Escrowed Fund (as defined in the Escrow Agreement) from the Escrow Agent pursuant to the terms of the Escrow Agreement. If for any reason Licensor fails to satisfy its obligations under Section 2(E), and such failure is not attributable to the failure of Licensee to perform any of its obligations under Section 2, this Agreement shall terminate and the parties will have no further obligations to each other hereunder except that: (i) the parties shall execute a release notice for delivery by Licensee to the Escrow Agent, and upon such delivery Licensee shall be entitled to collect the Escrowed Fund from the Escrow Agent pursuant to the terms of the Escrow Agreement; (ii) Licensee shall return to Licensor the Gold Master and the CD containing the Embedded Data Files and Licensee shall have no rights to the use, distribution or marketing thereof; and (iii) Licensee shall retain all rights and remedies arising out of the Licensor’s failure to perform its obligations.

B. Payment Terms. Licensee agrees to pay the Fees in accordance with the terms set forth in Exhibit A. Licensee will provide quarterly reports to Licensor forty five (45) days after each calendar quarter that document in reasonable detail the calculation of the Royalties and other information that Licensor may reasonable request, including without limitation, the number of Units and Product manufactured and sold (either to resellers or end users) during such quarter. Licensee’s quarterly reports shall be signed by a duly authorized representative of Licensee. Reports and payments shall be sent to: Rand McNally & Company; Attn: Royalty Accountant; 8255 North Central Park, Skokie, Illinois 60076.

C. Exceptions. No Royalty shall accrue to Licensor for copies of a Product (1) used by Licensee solely for testing purposes or (2) used for demonstrations to prospective customers, such demonstration copies not to exceed one hundred (100) copies per anniversary year during the term of this Agreement.

D. Record Keeping. During the term of this Agreement, Licensee agrees to keep all usual and proper records and books of account and all usual and proper entries relating to each Product and Unit that is distributed either directly or through a reseller. In order to verify statements issued by Licensee and Licensee’s compliance with the terms of this Agreement, Licensor may cause (i) an audit to be made of the relevant Licensee books and records and/or (ii) an inspection to be made of the relevant Licensee facilities and procedures. Any audit and/or inspection shall be conducted during regular business hours at Licensee’s facilities, with ten (10) business days prior written notice and shall be conducted so as not to interfere with Licensee’s normal business activities. Any audit shall be conducted by an independent certified public accountant selected by Licensor, but not currently engaged by either the Licensor or Licensee. Licensor will be entitled to receive the final written report from the selected auditor. Copies of all notes and work product of the selected auditor will remain confidential and be given to Licensee within thirty (30) days after the final audit is completed. Licensee agrees to provide the selected auditor or inspection team access to the relevant Licensee records and facilities. Prompt adjustment shall be made to compensate for any errors or omissions disclosed by such audit. Any such audit shall be paid for by Licensor unless material discrepancies are disclosed. “Material” shall mean *** percent (***%) of the amount that was reported. If material discrepancies are disclosed, Licensee agrees to pay Licensor for the costs associated with the audit. In no event shall audits be made more frequently than annually. Licensor agrees that all records are deemed to be correct for any calendar year eighteen (18) months following the end of such calendar year, unless previously challenged in writing.

E. Taxes. All amounts payable by Licensee to Licensor under this Agreement are exclusive of any tax, levy or similar governmental charge that may be assessed by any jurisdiction, whether based on gross revenue, the delivery, possession or use of the Product, the execution or performance of this Agreement or otherwise, except for net income, net worth or franchise taxes assessed on Licensor. Licensee will promptly furnish Licensor with the official receipt of payment of these taxes to the appropriate taxing authority. Licensee will pay all such taxes, levies or similar governmental charges or provide Licensor with a certificate of exemption acceptable to the taxing authority.

7.	WARRANTY:

A. Licensor Warranty. Licensor represents and warrants that the Product, in the form delivered to Licensee on the Gold Master described above, the Data Files and Updates will operate in substantial conformity with the Licensor Specifications and other published specifications applicable thereto for a period of *** from the date of delivery to an end user of the commercial version of the Product, or Unit containing the Product, Data Files or Updates. In the event that the Product, Data Files or any Updates fail to conform to the foregoing warranty, during the warranty period, Licensor will either correct or replace the non-conforming Product, Data Files or Updates so that it operates in substantial conformity with the applicable Licensor Specifications and other published specifications. If, despite its best efforts, Licensor is unable to correct or replace the non-conforming Products, Data Files or Updates, Licensor may terminate this

Agreement by giving written notice to Licensee, and Licensee shall thereafter have the remedies set forth in Section 12(C)(iv). Licensee acknowledges and agrees that this Section 7(A) and Licensee’s rights under Section 12 sets forth Licensee’s exclusive remedy and Licensor’s exclusive liability with respect to any breach of the foregoing warranty on the Product, Data Files or Updates. Licensor further represents and warrants, to the best of its knowledge, that: (i) it has all necessary rights, licenses and/or title in and to the Product, Data Files, RMC Code and Updates, including but not limited to all patent, copyright, trade secret and trademark rights therein; and (ii) no third party patents, trademarks, copyrights, trade secrets or other proprietary rights are infringed by the Product, the Data Files, RMC Code and Updates, or by the manufacture, distribution, use or sale of the Product, Data Files, RMC Code and Updates. EXCEPT FOR THE WARRANTIES SET FORTH IN THIS SECTION, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS AND GUARANTEES WITH RESPECT TO THE PRODUCT, RMC CODE AND DATA FILES, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY LICENSOR OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, SATISFACTION, FITNESS FOR PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED.

B. Licensee Warranty. Licensee represents and warrants that the Unit will operate in substantial conformity with the Hardware Specifications and other published specifications applicable thereto. In the event a Unit fails to conform to the foregoing warranty during the period in which a Unit is covered by a warranty given by Licensee to a third party customer, Licensee will either correct or replace the defective Unit so that it operates in substantial conformity with the applicable Hardware Specifications and other published specifications. Licensor acknowledges and agrees that this section sets forth Licensor’s exclusive remedy and Licensee’s exclusive liability with respect to any breach of warranty or other claim with respect to the quality or performance of the Units. Licensee further represents and warrants, to the best of its knowledge, that: (i) it has all necessary rights, licenses and/or title in and to the Units, including but not limited to, all patent, copyright, trade secret and trademark rights therein and (ii) no third party patents, trademarks, copyrights, trade secrets or other proprietary rights are infringed by the Unit or by the manufacture, distribution, use or sale thereof. EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS AND GUARANTEES WITH RESPECT TO THE UNIT, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY LICENSEE OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, SATISFACTION, FITNESS FOR PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED.

8.	INDEMNIFICATION:

A. Licensor. Licensor shall defend, indemnify and hold Licensee harmless from and against any damage, loss, liability or expense that Licensee may suffer or incur, other than a third-party claim covered by Section 8(B), arising from any suit, claim or proceeding brought against Licensee in so far as such suit, claim or proceeding is based on or arises out of: (i) a defect that is solely attributable to the Product, Data Files or Updates; or (ii) the infringement by the Product, Data Files, RMC Code or Updates of a third party patent, trade secret, copyright or other proprietary right. Licensor will defend Licensee at Licensor’s expense and pay the damages and costs finally awarded against Licensee in the action, but only if (i) Licensee notifies Licensor promptly upon learning that the claim might be asserted, (ii) Licensor has sole control over the defense of the claim and any negotiation for its settlement or compromise provided however, that no settlement or compromise that directly affects Licensee will be entered into without the prior written consent of Licensee, which consent shall not be unreasonably withheld, and (iii) Licensee provides reasonable cooperation to Licensor in the defense of the claim. Notwithstanding Licensor’s defense of any such action under the preceding sentence, Licensee shall have the right to participate in the proceeding at Licensee’s expense. If a claim described herein may be or has been asserted, Licensee will permit Licensor, at Licensor’s option and expense, to (i) procure the right to continue using the Product, Data Files, RMC Code or Updates; or (ii) replace or modify the Product, Data Files, RMC Code or Updates to eliminate the infringement while providing functionally equivalent performance and reimburse Licensee for its costs of replacing or modifying its existing inventories of affected Units or Products. If despite its best efforts Licensee is unable to procure such rights or replace or modify the applicable Product, Data Files, RMC Code or Updates, Licensor may terminate this Agreement by giving written notice to Licensee, and thereafter Licensor shall accept the return of the applicable Product, Data Files, RMC Code or Updates, and Licensee shall have the remedies set forth in Section 12(C)(iv). Licensor will have no indemnity obligation to Licensee if the infringement claim results from: (i) a correction or modification of the Product, RMC Code, Updates or Data Files not provided by Licensor; (ii) the failure to install a Product Update or Data File Update that would have eliminated the actual or alleged infringement, provided such Product Update or Data File Update delivers functionally equivalent performance and is delivered in accordance with Section 3(E)(ii); (iii) the combination of the Product, Data Files, RMC Code or Updates with other items not provided by Licensor; or (iv) the failure to accurately reproduce the Product, Data Files or Updates on quality media. Licensee acknowledges and agrees that this Section 8(A) and Licensee’s rights under Section 12 sets forth Licensee’s exclusive remedy and Licensor’s exclusive liability with respect to any infringement claim relating to the Products, Data Files, RMC Code or Updates.

B. Licensee. Licensee shall defend, indemnify and hold Licensor harmless from and against any damage, loss, liability or expense that Licensor may suffer or incur, other than a third-party claim covered by Section 8(A), arising from any suit, claim or proceeding brought against Licensor insofar as such suit, claim or proceeding is based on or arises out of (i) any defect in the Unit, (ii) Licensee’s use, marketing, promotion or distribution of the Product, Data Files, RMC Code, Updates or the Unit, including without limitation any suit, claim or proceeding arising from Licensee’s failure to distribute the Product pursuant to the End-User License or the Data Files pursuant to license agreements at least as protective of Licensor and its rights in and to the Product as the Mandatory Terms, (iii) any correction or modification of the Product, RMC Code, Updates or Data Files by Licensee or Licensee’s subcontractor, or (iv) infringement of a third party patent, trademark, trade secret, copyright or other proprietary right. Licensee will defend Licensor at Licensee’s expense and pay the damages and costs finally awarded against Licensor in the action, but only if (i) Licensor notifies Licensee promptly upon learning that the claim might be asserted, (ii) Licensee has sole control over the defense of the claim and any negotiation for its settlement or compromise provided however, that no settlement or compromise that directly affects Licensor will be entered into without the prior written consent of Licensor, which consent shall not be unreasonably withheld, and (iii) Licensor provides reasonable cooperation to Licensee in the defense of the claim. Licensor acknowledges and agrees that this section sets forth Licensor’s exclusive remedy and Licensee’s exclusive liability with respect to any infringement claim relating to the Unit. Notwithstanding Licensee’s defense of any such action under the preceding sentence, Licensor shall have the right to participate in the proceeding at Licensor’s expense.

9.	LIMITATION OF LIABILITY:

EXCEPT FOR LICENSEE’S PAYMENT OBLIGATIONS, EITHER PARTY’S INDEMNIFICATION OBLIGATIONS, OR FOR DAMAGES ARISING FROM BREACH OF EITHER PARTY’S CONFIDENTIALITY OBLIGATIONS, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR TO ANY THIRD PARTY FOR ANY DIRECT DAMAGES IN EXCESS OF THE AMOUNTS PAID BY LICENSEE HEREUNDER. EXCEPT FOR DAMAGES ARISING FROM BREACH OF EITHER PARTY’S CONFIDENTIALITY OBLIGATIONS, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON CLAIMS OF THE OTHER PARTY OR ITS RESELLERS OR CUSTOMERS (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, USE OF MONEY OR USE OF THE PRODUCT, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS), ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE.

THIS SECTION WILL NOT APPLY ONLY IF AND TO THE EXTENT THAT APPLICABLE LAW REQUIRES LIABILITY DESPITE THE FORGOING LIMITATION AND EXCLUSION.

10.	OWNERSHIP:

A. Licensee hereby acknowledges and agrees that all right, title and interest in and to the Product, Data Files, RMC Code, Updates or any Derivative Work thereof, in whole or in part, in any form, including, without limitation all patent, copyright, trade secret and all other intellectual and industrial property rights in the computer program comprising the Product and the structure, sequence and organization of the Product, Data Files, RMC Code, Updates or Derivative Works, shall belong to Licensor or its licensors and that Licensee’s sole rights thereof shall be only those rights granted by Licensor pursuant to this Agreement. Licensee will not take any action that jeopardizes Licensor’s or its licensors’ proprietary rights or acquire any right in the Product, Data Files, RMC Code, Updates or Derivative Works. At Licensor’s request, Licensee will obtain the execution of any instrument that may be appropriate to assign these rights to Licensor or its licensor or perfect these rights in Licensor’s or its licensors’ name for no additional consideration. If, by operation of law, any person is deemed to possess any rights in such items (“Author”), Licensee will cause such Author to assign such rights to Licensor. To the extent that such rights are inalienable under applicable law, Licensee will cause the Author to waive and agree not to exercise such rights and, if such waiver and agreement are deemed invalid, to grant Licensor the exclusive, perpetual, irrevocable, worldwide and royalty-free right to use, market and modify such items without identifying the Author or seeking the Author’s prior consent. Upon Licensor’s request, Licensee will cause the Author to execute any instrument that is appropriate to give full legal effect to the provisions of this Section. In the event Licensee develops a Derivative Work that Licensee, in its reasonable judgment considers a significant improvement of the Product, Data Files or RMC Code, (i) Licensor hereby grants to Licensee a royalty-free license (except as set forth in Exhibit A) to use such Derivative Work in conjunction with the Unit during the term of this Agreement, and (ii) the parties agree to negotiate in good faith the terms of any other commercial exploitation of such Derivative Work by Licensor.

B. Licensor hereby acknowledges and agrees that all right, title and interest in and to the Unit, or any derivative work thereof, including, without limitation all patent, copyright, trade secret and all other intellectual and industrial property rights in the computer program included in the Unit, shall belong to Licensee or its licensors and that Licensor’s sole rights thereof shall be only those rights granted by Licensee pursuant to this Agreement. Licensor will not take any action that jeopardizes Licensee’s or its licensors’ proprietary rights or acquire any right in the Unit. Notwithstanding the foregoing, it is expressly understood that Licensor shall own any intellectual property of Licensor that has been incorporated into or embodied in the Unit or any derivative thereof. Licensee shall have the perpetual right throughout the term of this Agreement to use such intellectual property in the Unit or any derivative thereof.

C. Licensee further acknowledges that Licensor has and reserves the exclusive, worldwide right in perpetuity to protect the Product, Data Files, Updates and RMC Code, including their respective structure, sequence and organization, screens and any part thereof, under any laws for the protection of intellectual and industrial property, including without limitation, trade secrets, trade marks, copyrights, industrial designs and patents.

D. Each party agrees that if it infringes, misappropriates or otherwise violates the other party’s intellectual property rights, the owner of the intellectual property shall suffer irreparable injury and be entitled immediately to a temporary and permanent injunction, in addition to the other remedies available at law or in equity for breach of this section.

11.	CONFIDENTIALITY:

A. Obligation of Non-Disclosure. The Receiving Party will not use or copy any Confidential Information, or disclose it to any third parties, except as is necessary to perform its obligations under this Agreement or with the prior written consent of Disclosing Party. Except as otherwise contemplated by this Agreement, the Receiving Party shall not use the Confidential Information to market or develop any products or services, aid in the development or manufacturing processes or assist or accelerate research and development. The Receiving Party will safeguard all Confidential Information using processes and security measures no less rigorous than it uses to protect its own confidential information, provided that in no event will such measures be less than what is commercially reasonable under the circumstances. Either party may disclose the terms of this Agreement to a potential acquiring entity provided (i) such entity has executed a non-disclosure agreement at least as protective of the non-disclosing party as the provisions of this Section 11 and (ii) the disclosing party may not disclose the terms of this Agreement to any competitor of the non-disclosing party, as set forth in Exhibit F, without the prior written consent of the non-disclosing party. The parties agree to maintain the Highly Confidential Information in the strictest confidence, to segregate such Highly Confidential Information from its and other’s confidential information, and disclose such Highly Confidential Information only to those employees or consultants of such party as listed on Exhibit E of this Agreement, on a need-to-know basis and to inform such individuals of the terms of this Agreement.

As of the Effective Date, to the best of Licensee’s knowledge, Licensee is not internally developing (or planning to develop for itself or a third party) any technology or processes similar in approach or function to that of Licensor’s Highly Confidential Information.

To the extent permitted by law, should Receiving Party receive a governmental order to disclose the Confidential Information, Receiving Party will (i) promptly notify Disclosing Party of the order’s existence and scope; (ii) assist Disclosing Party with any challenge to the validity or scope of the order; and (iii) comply with any applicable protective order.

B. Limitation. Confidential Information will not include any information that (i) is or subsequently becomes publicly available without Receiving Party’s breach of any obligation owed to Disclosing Party; (ii) was known to Receiving Party prior to Disclosing Party’s disclosure of such information to Receiving Party; (iii) was known to Receiving Party from a third-party without any restriction or obligation of confidentiality; or (iv) is independently conceived of and developed by employees or consultants of Receiving Party without any access to the Disclosing Party’s information, as proven by written records. It shall not be a breach of this Agreement for a party to disclose the terms of this Agreement in order to comply with any applicable public disclosure requirements of the Securities Exchange Commission or any securities exchange.

C. Notice of Disclosure. Receiving Party shall notify Disclosing Party immediately upon discovery of any actual or suspected unauthorized use or disclosure of Confidential Information, and will cooperate with Disclosing Party in every reasonable way to help Disclosing Party regain possession of the Confidential Information and prevent its further unauthorized use and dissemination.

D. Return of Information. Upon termination or expiration of this Agreement, Receiving Party will return or destroy, in Disclosing Party’s discretion, all originals, copies and summaries of the Confidential Information and certify such return or destruction. Licensee will, within ten (10) business days, destroy or return, in Licensor’s sole discretion, all originals, copies and summaries of Highly Confidential Information and an officer of Licensee will certify such return or destruction.

E. Remedies. Disclosing Party retains all rights and remedies afforded it under the patent, copyright, trademark, trade secret and other laws of the United States or other relevant jurisdiction, including without limitation, any laws designed to protect confidential or proprietary information. Receiving Party acknowledges that monetary damages may not be a sufficient remedy for unauthorized disclosure of Confidential Information and that Disclosing Party will be entitled, without waiving any other rights or remedies, to such injunctive and other equitable relief (without bond and without the necessity of showing actual monetary damages) as may be deemed proper by a court.

F. Inspection. Disclosing Party, or its designated representative, may visit Receiving Party’s premises, with five (5) business days prior notice and during normal business hours, to review Receiving Party’s compliance with this Section.

12.	TERM AND TERMINATION:

A. Term. Unless sooner terminated pursuant to this Agreement, this Agreement shall remain in effect for a period of five (5) years. Not less than one year prior to the termination of this Agreement, both parties will either agree to pursue an extension of the term of the Term, or to permit the other party to seek alternative vendors or licensees as applicable.

B. Termination for Cause.

(i) Either party shall have the right to terminate this Agreement immediately if the other party breaches any of the material provisions of this Agreement and fails to cure the breach within sixty (60) days after receipt of written notice.

(ii)

(a) If either party should become insolvent, admits in writing its inability to pay its debts as they mature, or makes any assignment for the benefit of creditors, or enters into any compromise with creditors or a general agreement for referral of payment with its creditors, or makes or suffers to be made any transfer to any person, trustee, receiver, liquidator, or referee for the benefit of creditors, or files a voluntary petition in bankruptcy or a third party files a petition in bankruptcy or files an application for receivership against either party which is not resolved favorably by the party within sixty (60) days, or files any petition in any reorganization, arrangement, compromise, readjustment, liquidation, or dissolution or similar relief for itself, or becomes unable to pay its debts generally as they become due, the other party shall have the immediate right to terminate this Agreement upon delivery of written notice without any liability to the insolvent party and without further notice to it.

(b) In the event a party to this Agreement files a voluntary petition in bankruptcy or a third party files a petition in bankruptcy or files an application for receivership, the debtor/debtor-in-possession will file a motion to assume or reject the Agreement pursuant to the provisions of Section 365 of the United States Bankruptcy Code (or any other similar law) within sixty (60) days of the petition date. Failure to comply with the foregoing shall be grounds for immediate termination by the non-defaulting party.

C. Consequences of Termination.

(i) Upon termination or expiration of this Agreement for any reason:

(a) Licensee shall retain one copy of the Data Files and any applicable documentation related thereto, such material to be used solely for support purposes for a period of thirty-six (36) months.

(b) End-user licenses properly granted pursuant to this Agreement and prior to termination of this Agreement shall not be diminished or abridged by termination of this Agreement.

(c) Licensee shall pay within sixty (60) days of termination the net balance of all Fees unpaid as of the date of termination, including applicable taxes. . Notwithstanding anything herein or elsewhere to the contrary, Licensee shall pay all Fees and other sums due to Licensor regardless of whether this Agreement has terminated or expired. Licensee shall continue to pay the royalties set forth in Exhibit A for any Products or Units sold by Licensee after the date of expiration or termination pursuant to the terms of this Agreement. Licensor shall have no obligation of any kind to repurchase or grant a credit for any Product or Unit.

(d) Sections 5(D), 6-11, 13, 14, 15 and 17 shall survive the termination or expiration of this Agreement.

(ii) Upon the expiration of this Agreement, Licensee may continue to distribute its then current inventory of Products and Units that were produced or manufactured prior to the expiration of this Agreement, but in no event longer than *** after expiration at which time Licensee will destroy all remaining inventory and provide to Licensor a certificate to the effect that the Products and the Units have been destroyed, signed by an authorized representative of Licensee. During this period, the provisions of this Agreement shall continue in force for purposes of permitting Licensee to distribute its current inventory.

(iii) Upon the termination of this Agreement for cause by Licensee due to Licensor’s material breach of its obligations under Sections 3(E), 3(F) including Exhibit D, 4(A), 5(D)(iii), 7(A), and 8(A) of this Agreement, or termination by Licensee pursuant to Section 17(B):

(a) Licensor will provide Data File Updates under Section 3(E)(i) for a period of ***, and maintenance and support for the Product and Data Files for a period of ***;

(b) Licensee may continue to manufacture additional Products or Units for *** after the date of delivery to Licensee of a Data File Update;

(c) Licensee may continue to distribute its inventory of Products and Units that were produced or manufactured prior to the termination of this Agreement and during the foregoing *** period, but in no event longer than *** after termination at which time Licensee will destroy all remaining inventory and provide to Licensor a certificate to the effect that the Products and the Units have been destroyed, signed by an authorized representative of Licensee. During this period, the provisions of this Agreement shall continue in force for purposes of permitting Licensee to distribute its current inventory; and

(d) Licensee shall be entitled to recover as ***, and not as a ***, either:

1. If Licensee terminates this Agreement for cause and Licensor meets its obligations under Section 12(C)(iii)(a), an amount equal to the Initial Data and Technology License Fee paid by Licensee to Licensor for the Product, RMC Code and Data Files, less *** based on a *** calculated as of a date *** year following the date of termination. [By way of example, if Licensee terminates the Agreement for cause at the end of the *** year of the Agreement, *** will equal $*** ($*** *** for *** years).]

2. In the event Licensor fails to provide the Data File Updates or maintenance and support in accordance with Section 12(C)(iii)(a), or Licensee terminates this Agreement pursuant to Section 17(B), an amount equal to the lesser of $*** and *** times the *** value of the Initial Data and Technology License Fee paid by Licensee (based on a *** calculated as of the date of termination). [By way of example, in the event the agreement is terminated at the end of year ***, *** will equal $*** (the lesser of $*** and (*** X $***).]

(iv) Upon termination of this Agreement by Licensor under Section 7(A) or Section 8(A):

(a) If there is then a conforming and non-infringing Product and Data File that may be marketed and sold by Licensee:

1. Licensee may continue to manufacture and sell such Product and Data File for up to *** after the date of such termination;

2. Licensor will provide Data File Updates, if available, under Section 3(E)(i) for a period of *** and maintenance and support for such Product for a period of ***; and

3. Licensor shall pay to Licensee, as ***, and not as a ***, the amount determined under Section 12(C)(iii)(d)(1).

(b) If there is no conforming and non-infringing Product and Data File that may be marketed and sold by Licensee, Licensor shall pay to Licensee as ***, and not as a ***, the amount determined under Section 12(C)(iii)(d)(2).

(v) Upon termination of this Agreement for cause by Licensor due to Licensee’s material breach of its obligations under this Agreement, all of the rights granted hereunder to Licensee shall cease, Licensee will have no right to distribute any Units or Product or to recover any liquidated damages, and Licensor shall have no obligation to provide Licensee with Updates or maintenance and support.

13.	APPLICABLE LAW AND JURISDICTION:

All aspects of this Agreement, and the contract embodied herein including, but not limited to, its essential validity, formation, content, performance or nonperformance, breach, damages, and construction, shall be governed by the internal laws of the State of Illinois without regard for its conflict of law principles. Both parties hereby consent to the jurisdiction of the state and federal courts for Cook County, Illinois for the resolution of disputes arising out of or related to this Agreement.

14.	DISPUTE RESOLUTION:

The parties agree to negotiate in good faith to resolve any dispute between them regarding this Agreement. If the negotiations do not resolve the dispute to the reasonable satisfaction of both parties, then each party will nominate one senior officer of the rank of Vice-President or higher as its representative. These representatives will, within thirty (30) days of a written request by either party to call such a meeting, meet in person and alone (except for one assistant for each party) and will attempt in good faith to resolve the dispute. If the dispute cannot be resolved by such senior managers in such meeting, the parties agree that they will, if requested in writing by either party, meet within thirty (30) days after such written notification for one day with an impartial mediator and consider dispute resolution alternatives other than litigation. If an alternative method of dispute resolution is not agreed upon within thirty (30) days after the one day mediation, either party may begin litigation proceedings. This procedure will be a required prerequisite before taking any additional action hereunder. Notwithstanding the foregoing, nothing herein shall prevent either party from immediately seeking interim injunctive relief against the other party in any court having jurisdiction over such other party. If a dispute is ultimately litigated, upon entry of a decision by a Court, the non-prevailing party shall pay the direct costs incurred by the prevailing party associated with such litigation, including the prevailing party’s attorneys’ fees and court costs.

15.	NOTICES:

Notices and other communication under this Agreement will be sent by (i) certified mail, return receipt requested; or (ii) a major U.S. carrier, such as UPS or Federal Express, that traces deliveries on request and provides the name of the person who signed for the delivery, addressed to the other party at its address as follows, provided either party may change its address by written notice thereof.

Licensee:	Cobra Electronics Corporation 6500 W. Cortland Street Chicago, Illinois 60607 Attn: Vice President, Operations

Licensor:	Rand McNally & Company 8255 North Central Park Avenue Skokie, IL 60076-2970 Attn: Senior Vice President Global Business Solutions

16.	U.S. EXPORT CONTROLS:

This Section refers to the U.S. Export Administration Regulations (“EAR”) and the Commerce Control List therein. Both parties agree that they will not re-export any technical data or software programs received from the other party or any direct products thereof without first obtaining the permission of the U.S. Department of Commerce or State, either in writing or as provided by an applicable regulation. Both parties agree that they shall not use or transfer without U.S. Government permission U.S. Origin products, technology, or software of any type if such party knows that the products, technology, or software will be used in the design, development, production, or use of missiles, chemical or biological weapons, or sensitive nuclear end uses in certain specific countries of concern designated from time to time by the Commerce Department in Part 778 of the U.S. Export Administration Regulations, as amended from time to time.

17.	GENERAL:

A. All rights and remedies, whether conferred hereunder, or by any other instrument or law will be cumulative and may be exercised singularly or concurrently. Failure by either party to enforce any term will not be deemed a waiver of future enforcement of that or any other term. The terms and conditions stated herein are declared to be severable.

B. Neither party may assign any rights, duties or obligations hereunder without the prior written approval of the other party, such approval not to be unreasonably withheld, and any attempt to assign any rights, duties or obligations hereunder without the other party’s written consent will be void. Notwithstanding the foregoing, either party may assign this Agreement pursuant to a sale of all or substantially all of the assets of the business to which this Agreement relates, provided that neither party may assign this Agreement to a competitor of the other party without the prior written consent of such other party, which consent may be withheld at the discretion of such party. If either party: (i) assigns this Agreement without a required consent; or (ii) is subject to a Change in Control, the result of which would be that the surviving entity will be subject to the Control of a competitor of the other party, such other party may terminate this Agreement upon thirty (30) days written notice. This Agreement shall be binding on the permitted successors and permitted assigns of the parties. For purposes of this Agreement, “Change in Control” shall mean any transaction involving: (i) the merger, consolidation or amalgamation of a party with any third party other than an affiliate of the party; or (ii) the sale, transfer or other disposition to a third party other than an affiliate of Control of the party. For purposes of this Agreement, “Control” shall mean ownership of a majority of the capital stock or other ownership interest in the party, or such lesser interest that gives the owner thereof the right to control election of directors and other actions of the Board of Directors or other governing body of the party. For purposes of this Agreement, “Affiliate” means, with respect to either party, any other entity directly or indirectly controlling or controlled by, or under common control with, such party. For purposes of this Agreement, Licensee’s competitors and Licensor’s competitors shall mean those entities set forth in Exhibit F attached hereto.

C. These terms and conditions constitute the entire agreement between the parties with respect to the subject matter hereof. Those terms and conditions will prevail notwithstanding any different, conflicting or additional terms and conditions, which may appear on any order submitted by Licensee.

D. Failure by either party to enforce or take advantage of any provision hereof shall not constitute a waiver of the right subsequently to enforce or take advantage of such provision.

E. It is understood that neither party is constituted an agent, employee or servant of the other for any purpose whatsoever. Each party shall conduct its business in its own name and shall be solely responsible for its acts, conduct and expenses and the acts, conduct and expenses of its employees and agents.

F. Except as provided in Sections 11(A) and 11(B), neither party shall publicly announce or disclose the existence of this Agreement or its terms and conditions or advertise or release any publicity regarding this Agreement without the prior written consent of the other party, which shall not be unreasonably withheld.

G. All Exhibits attached hereto are incorporated within this Agreement.

* * * * * * * * * * * * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Purchase Agreement as of the date and year first written above.

	COBRA ELECTRONICS CORPORATION		RAND McNALLY & COMPANY

By:	/s/ James R. Bazet	By:	/s/ Michael K. Hehir

Title:	President and CEO	Title:	President and CEO

Date:	May 10, 2002	Date:	May 10, 2002

EXHIBIT A

Product:	StreetFinder Deluxe – customized version

Data Files:	For GPS500: (i) worldwide cities, (ii) U.S. state boundaries and (iii) subject to memory space, (a) hydrography, (b) Canadian province boundaries and (c) selected tourist points of interest.

For GPS1000: (i) worldwide cities, (ii) U.S. state boundaries, and (iii) subject to memory space, (a) hydrography, (b) Canadian province boundaries, (c) selected tourist points of interest and (d) U.S. roadmaps.

Deliverable:	(i) RMC Code;
(ii) Gold Master of the Product, related artwork and documentation to Licensee;
(iii) CD-ROM containing Data Files;
(iv) Related Data documentation and artwork.

Fees:
Initial Data and Technology
License Fee*:	$*** payable as follows and based upon the attached Specifications and schedule

March 1, 2002 $ * **
June 1, 2002 $ * **
Upon delivery of the Gold Master which complies with the Specifications $ * **

* Subject to increase based upon changes in scope required by Licensee.

Initial Software License Fee:	$*** payable as follows:
September 30, 2002 $ * **
March 31, 2003 $ * **

Royalties*:	Year 1:
$*** per unit for the GPS500
$*** per unit for the GPS1000
$*** per unit for stand-alone Product
*The first $*** of Royalties are waived.

Year 2 through 5:
$*** per unit for the GPS500
$*** per unit for the GPS1000
$*** per unit for stand-alone Product

* Royalties will be calculated based on “Net Sales” which shall be defined as gross sales less actual returns.

Marks:	StreetFinder®, Rand McNally and the Divided Globe Logo.

EXHIBIT B

Mandatory Terms

IMPORTANT: This Agreement contains important information about this software and your use of this software. Read this Agreement before installing this software.

IF YOU AGREE WITH THE TERMS OF THIS LICENSE, YOU MAY INSTALL AND USE THE SOFTWARE. IF YOU DO NOT AGREE TO THE TERMS OF THIS LICENSE, DO NOT INSTALL OR USE THIS SOFTWARE AND PROMPTLY RETURN THE SOFTWARE AND ACCOMPANYING ITEMS (INCLUDING WRITTEN MATERIALS AND CONTAINERS) TO THE PLACE YOU OBTAINED THEM FOR A FULL REFUND. INSTALLATION OR USE OF THIS SOFTWARE INDICATES YOUR ACCEPTANCE OF THE TERMS OF THIS LICENSE.

This is a single-user non-exclusive, non-transferable license and not an agreement for sale. The term “Software” when used in this license shall mean the program and data embodied in the software product and all accompanying materials and documentation. You are hereby granted a license to use this Software under the following terms and conditions. You (but not others) may use this Software on the portable device on which the Software is currently installed and on no other device or computer. You may not transfer this Software or assign this license to another party. Any such transfer or assignment is void and of no force and effect.

You are not permitted to, during the term of this license and thereafter:

•	Use this Software on a network or file server or to operate a service bureau or other use involving the processing of data for other persons.

•	Use this Software to create any routing tables, files, databases or other compendiums.

•	Loan, lease, rent, disclose, sell, transfer or sublicense, or otherwise use or copy, this Software except as expressly permitted in this license.

•	Alter, merge, modify, or adapt this Software in any way, including disassembling, decompiling, reverse engineering or otherwise trying to derive the source code of this Software, except as and to the extent that applicable law authorizes you to do so despite this restriction.

•	Copy, loan, lease, sell, transfer or sublicense any output or content of this Software (including but not limited to printed and digital maps, narratives, photographs, audio and digital video files and itineraries, if any); provided that you may print out maps, itineraries and narratives for your personal, noncommercial use.

•	Alter or remove any copyright notice or proprietary legend from the Software or its output.

This license is effective until terminated. It may be terminated by you by destroying the media containing the Software and all other copies of the Software, including copies that exist on hard drives. It will terminate automatically if you fail to comply with any of the terms of this license. You agree upon such termination to destroy all copies of the Software. Rand McNally & Company (“Rand McNally”) retains all rights not expressly granted. Nothing in this license constitutes a waiver of Rand McNally’s or its licensors’ rights under the U.S. copyright laws or international copyright treaties or any other federal or state law. Rand McNally may, from time to time, revise or update this Software and/or related materials and, in so doing, incurs no obligation to furnish such revisions or updates to you regardless of whether such changes in technology or improvements in this Software render prior versions obsolete.

Limited Warranty

Rand McNally does not warrant the media on which this Software is distributed.

Rand McNally warrants that the Software will perform substantially in accordance with the specifications for 180 days from the date of purchase. In the event of breach of this warranty, Rand McNally will correct or replace the defective Software. If Rand McNally is unable to correct or replace the defective Software, Rand McNally will refund the amount you actually paid for the defective Software. This limited warranty is void if failure of the Software has resulted from accident, abuse or misapplication. Any replacement Software will be warranted for the remainder of the original 180-day warranty period or 30 days, whichever is longer. These are your sole remedies for any breach of warranty.

Although the information contained in the Software was believed to have been correct at the time of publication, Rand McNally cannot guarantee its accuracy and shall not be subject to liability for any errors or omissions. Information in this Software is subject to change without notice and does not represent a commitment or endorsement on the part of Rand McNally. Rand McNally does not warrant that (i) the Software will operate on your device or in combinations selected by you, (ii) your use of the Software will be uninterrupted or error free or (iii) the Software will satisfy your requirements.

Except as specifically provided above, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES WITH RESPECT TO THE PRODUCT, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY LICENSOR OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, SATISFACTION, FITNESS FOR PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED. This warranty will not apply to you to the extent that any portion of it is prohibited by any federal, state or local law that cannot be preempted.

IN NO EVENT WILL RAND MCNALLY BE LIABLE FOR DIRECT DAMAGES IN EXCESS OF THE LICENSE FEE OR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OR INABILITY TO USE THIS SOFTWARE, BREACH OR FAILURE OF WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO CASE SHALL RAND MCNALLY’S LIABILITY EXCEED THE AMOUNT OF THE LICENSE FEE.

Licensee’s Responsibility: You assume all responsibility for all action taken, decisions made, and advice given as a result of your use of this Software. Rand McNally assumes no liability for, and You agree to look solely to the third party service providers in connection with, any claims arising from services accessed through this Software. In addition, services provided by such third parties may be terminated without notice. Rand McNally does not guarantee the drivability of any suggested route generated by this Software and such routes do not necessarily reflect one-way streets, turn restrictions, road closures, detours or other vehicle restrictions that may be in effect at the time of travel. Pay attention to road conditions and street signs, and obey all traffic and safety laws. This Software is not intended to be used by the vehicle operator while driving. This Software is not for use by motor carriers.

US Government Rights

This Software is a “commercial item,” as that term is defined at 48 C.F.R. §2.101 (Oct. 1995) consisting of “commercial computer software” and “commercial computer documentation,” as such terms are used in 48 C.F.R. §12.212 (Sept. 1995). Consistent with 48 C.F.R. §12.212 and 48 C.F.R. §227.7202-1 through §227.7202-4 (June 1995), all U.S. Governmental End Users acquire the Software with only those license rights set forth herein. UNPUBLISHED—ALL RIGHTS RESERVED UNDER THE COPYRIGHT LAWS OF THE UNITED STATES. For purpose of any public disclosure provision under any federal, state or local law, it is agreed that the Software is a trade secret and proprietary commercial product not subject to disclosure.

General

The export or reexport of this Software may be restricted by the laws of the United States and other countries, and you shall not export this Software in violation of any such applicable laws. Rand McNally and its licensors shall be third party beneficiaries under this license, but are not a parties hereto and have no obligations hereunder. THIS AGREEMENT WILL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. Application of the U.N. Convention on Contracts for the International Sale of Goods is excluded from this Agreement.

Copyright © 2002 by Rand McNally & Company. All rights reserved. Printed in the U.S.A.

EXHIBIT C

Licensor Specifications

This Specification provides a summary of Licensor’s understanding of the deliverables to Licensee.

The financial terms of the License Agreement are dependent on this specification and both parties acknowledge that material additions or changes to the Specification could require changes to the Initial Data and Technology License Fee, such changes to be mutually agreed.

I.	StreetFinder software customizations.

▪	Modify packaging to reflect co-branded strategy.
▪	Modify welcome, splash and data export screens to reflect co-branded strategy.
▪	User interface: remove several StreetFinder features unrelated to Cobra project to make room for additional files.
▪	Export of data to handheld format will be largely unchanged, except that markers can be exported without accompanying street data and user interface will be modified to “Export to Cobra” instead of “Export to Handheld.”
▪	Add two-way markers feature. This allows a user to create a marker (waypoint) on the GPS unit and after synching allow that marker to be displayed on the PC with StreetFinder. This will require UI changes to display the marker and the addition of an import feature to synchronization so that StreetFinder can export and import.
▪	Transferring, saving, naming, retrieving, displaying of routes, tracks, and logs.
▪	Modify start-up and initial screen(s) of StreetFinder so that user is brought directly to the “Export to Cobra” feature.
▪	For routes created on the PC with StreetFinder, add the ability to export these routes to the GPS unit as a series of waypoints on the GPS 500 and waypoints plus a map on the GPS 1000.
▪	Ability to create a manual route on StreetFinder.
▪	Possible addition of selected POIs based on Cobra requirements, available time in the schedule, data availability, and memory space available on the GPS unit.
▪	Help system and printed user guide would be updated to reflect customizations for Cobra, as would FAQs on Rand McNally website.
▪	Modify current StreetFinder export feature to interoperate with Maxwood-created PC-Cobra synchronization routine. Some specifics of the export routine could vary from one Cobra model to another.

Synchronization of the devices is controlled by StreetFinder.

II.	Documentation of Rand McNally proprietary Data Files.

▪	Description of the structure of the Data Files, including record layout, data dictionary, and common methods of indexing, storing, accessing and manipulating both text and graphic data elements.
▪	Sample data structure files in Rand McNally’s proprietary data format. Sample computer source code (C language) for using data: access, geo-coding, map manipulation, searching. This approach could also apply to sample source code for accessing gps data string from the Unit.

III.	Delivery of Data Files.

▪	Data Files may be thinned to reduce their size to the limits of each GPS unit’s available memory space.
▪	For the GPS 500 unit, the data files will include worldwide cities, U.S. state boundaries and (if memory space permits) hyrdography, Canadian province boundaries, and selected tourist

Points of Interest. European country boundaries will be included in a separate delivery that may be made on a later date than shown in the schedule.

▪	For the GPS 1000 unit, all items above also apply except that the data thinning may differ since the 1000 has more available memory. Additionally the GPS 1000 will have US Roadmaps (heavily dependent on memory). Again European roads will follow later in a separate delivery.

IV.	Possible Future Considerations

▪	Addition of Canadian and European data to StreetFinder is not included in this specification. These items are under discussion and may be added to the specification in the future under terms to be mutually agreed.

Last updated on 4/9/2002 MM

Licensee Hardware Specifications

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Schedule

GPS 500 Schedule:

Event	Schedule	Rand Data

First ES	***	Sample Data ***

Final ES	***

Pre Pro	***	Full Beta Data ***

Pilot	***	Gold Candidate (GC) Data ***

Start Production	***	Gold Master Data ***

Finish Production	***

GPS 1000 Schedule:

Event	Schedule	Rand Data

First ES	***	Sample Data ***

Final ES	***	Alpha Data (Ill) ***

Pre Pro	***	Beta Data ***

Pilot	***	Gold Candidate (GC) Data ***

Start Production	***	Gold Master Data ***

Ship Production	***

Streetfinder Software Schedule:

Event	Date	Rand Deliverable

Final ES	***	Exported Test Data

PrePro	***	Beta

Pilot	***	Gold Candidate

Start Production	***	Gold Master

Ship Production	***	Depending on Vendor Lead Time

EXHIBIT D

Maintenance and Support of the Product, Data Files and Updates

1	Definitions.

Authorized Caller. “Authorized Caller” means a person or persons designated by Cobra as the technical/engineering support interface for the Product, Data Files and Updates.

Designated Support Engineer. “Designated Support Engineer” means a person or persons designated by Company as the technical/engineering support interface for the Product. Data Files and Updates.

End User. “End User” means a person that uses the Product, Data Files and Updates.

Error. “Error” means a reproducible defect in the Product, Data Files and Updates that causes such Product, Data Files or Updates to not function substantially in conformance with the Specifications, Documentation, or other related documentation, including without limitation any other engineering documentation for the Product, Data Files or Updates, or commonly accepted operating principles as defined by industry standards. Errors are classified according to Problem Severity as described below.

Problem. “Problem” means any actual or perceived failure or function impairment, including but not limited to an Error, that causes reduced functionality to the Product, Data Files or Updates. Problems are assigned a classification at the time of Cobra’s initial contact with Company. Problem classifications may be changed based upon new information. Problems are classified according to Severity Level as follows:

Severity 1. Product, Data Files or Updates are not operable. Failure of Product, Data Files or Updates causes critical impact without viable Workaround.

Severity 2. Failure of Product, Data Files or Updates causes minor feature functionality impacting usage with no reasonably acceptable Workaround. There is potential risk of losing actual or future use as a result of a failure.

Severity 3. Failure of Product, Data Files or Updates prevents some functions from meeting the Specifications or cause particular features or functionality to be inoperative. Some usage is impaired, but the Product, Data Files or Updates continues to function. Product, Data Files or Updates are useable with limitations that are not critical to overall operations. Workaround is in place.

Severity 4. Cosmetic or feature request for the Product, Data Files, Updates or Documentation problem. General questions or advice. Minimal impact.

Product Patch. “Product Patch” means executable software created and made available to correct an Error or malfunction identified in a specific version of the Product.

Technical Support Level. “Level” means a certain class of service. Definitions are as follows:

Level 1. Problem verification. First call support. Technical support staff (i) responds to technical inquiries regarding Product, installations, configurations, and (ii) provides Problem diagnostics services for identifying Problems and generic application faults, analysis, and where possible, Problem resolution.

Level 2. Problem determination. Specialist level technical support. Escalation resource to Level 1. Technical support staff (i) performs Problem isolation and replication, lab simulations and interoperability testing, (ii) provides remote diagnostics services, and (iii) implements a resolution for a Problem that is not the result of an Error.

Level 3. Problem resolution. Senior level technical support. Escalation resource to Level 2. Technical support staff (i) performs on-site troubleshooting at Cobra’s site, if required, (ii) isolates a Problem/Error and (iii) implements a resolution, including development of a Workaround, that restores operations. In the case of an Error, the staff is able to identify the source of the Error, create a reproducible test, and document the details of the Error for escalation.

Level 4. Backup engineering and technical support. Escalation resource to Level 3. Staff isolates a Problem/Error and implements a resolution, including, but not limited to, Error correction.

Workaround. “Workaround” means a feasible change in operating procedures whereby an End User can avoid any deleterious effects of a Problem.

2	Customer and Technical Support Services.

2.1 Installation and Configuration Problem Resolution. Company will provide an initial response to all Cobra support inquiries within the timeframes set forth below. If unable to resolve, Cobra and Company will agree, in good faith, what additional information and/or documentation will be required for resolution. Company shall work with Cobra in attempting to reproduce any such Problem. Cobra will provide Company all relevant documentation and details required in reproducing the error.

Company agrees to respond to identified Problems, including but not limited to Errors, according to the following resolution targets:

Severity 1. Company will provide an initial response to all Severity 1 support issues within one (1) day. Company shall use best efforts to resolve or reduce the severity via Workaround and/or Product and Data Files Patch within two (2) days of receipt of notice of such Problem from Cobra. The error correction period begins once Company has received all documentation needed to reproduce the problem. Company shall provide its action plan within one (1) day, and provide Cobra with regular status updates. Cobra and Company shall review status after two (2) days. A final resolution shall be identified in the action plan with a permanent correction scheduled not later than ten (10) days.

Severity 2. Company will provide an initial response to all Severity 2 support issues within one (1) day. Company shall use best efforts to resolve or reduce the severity via Workaround and/or patch within five (5) days of receipt of notice of such Problem from Cobra. Company shall provide an action plan within two (2) days, and provide Cobra with regular status updates. Cobra and Company shall review status after five (5) days. A final resolution shall be identified in the action plan with a permanent correction scheduled not later than fifteen (15) days.

Severity 3. Company will provide an initial response to all Severity 3 support issues within one (1) day. Company shall use commercially reasonable efforts to respond to the Problem within ten (10) days of receipt of notice from Cobra. Company shall provide a final resolution within three (3) months or next scheduled release, whichever is sooner.

Severity 4. Company will provide an initial response to all Severity 4 support issues within one (1) day. Company shall use commercially reasonable efforts to respond to the Problem within ten (10) business days of receipt of notice. A final resolution will be determined and scheduled through mutual agreement between Cobra and Company Engineering and Marketing management.

The prescribed resolution periods above may be extended as mutually agreed, e.g., if resolution of Problem requires timely certification or test, or if resolution represents significant risk to the essential functions.

2.2 Problem Status. Company shall provide Cobra with a mechanism by which Cobra may receive a monthly status report of all Problems reported and/or resolved. This report shall contain known Problems, Workarounds, resolutions, Error corrections and open Errors/bugs.

EXHIBIT E

EMPLOYEES OF LICENSEE AND ITS SUBCONTRACTORS WITH ACCESS TO

RAND McNALLY HIGHLY CONFIDENTIAL INFORMATION

Cobra Employees:

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COBRA HIGHLY CONFIDENTIAL INFORMATION

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EXHIBIT F

COMPETITORS OF COBRA

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COMPETITORS OF RAND MCNALLY

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AMENDMENT 1

TO THE

LICENSE AGREEMENT

BETWEEN

RAND MCNALLY & COMPANY AND COBRA ELECTRONICS CORPORATION

This is Amendment 1, dated as of the 7th day of February, 2003 (“Amendment Date”), to the License Agreement with an effective date of May 10, 2002 (the “Agreement”), between Cobra Electronics Corporation, (“Licensee”), and Rand McNally & Company (“Licensor”).

Based on good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Agreement as of the Amendment Date as follows:

1.	Section 4.C of the Agreement shall be amended to read the following:

“In the event that the aggregate Royalties actually paid to the Licensor for the *** calendar year (***) or any subsequent calendar year are less than *** Dollars ($***), Licensor’s requirements of exclusivity in Section 4(A) will terminate. Licensee shall retain the right to pay Licensor for any *** in any calendar year and maintain exclusivity. In the event Licensee fails to make the Product and at least *** model of the Unit available for sale to customers throughout each year during the term following the *** year of this Agreement, Licensor’s requirements of exclusivity will terminate.”

2.	Exhibit E, is hereby amended and replaced with Amended Exhibit E attached hereto.

3.	The Schedule portion of Exhibit D, is hereby amended and replaced with Amended Schedule attached hereto.

4.	This Amendment, together with the Agreement, set forth the entire agreement between the parties with respect to the matters set forth herein and supersedes all prior and contemporaneous discussions or understandings between them relating thereto. Capitalized terms used in the Amendment and not defined herein shall have the meanings set forth in the Agreement. Except as otherwise expressly set forth herein, the Agreement and each and every provision thereof shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto, through their authorized representatives, have Executed this Amendment as of the Amendment Date set forth above.

	RAND MCNALLY & COMPANY		COBRA ELECTRONICS CORPORATION

By:	/S/ MICHAEL K. HEHIR	By:	/S/ JAMES R. BAZET

Name:	Michael K. Hehir	Name:	James R. Bazet

Title:	President and CEO	Title:	President and CEO

SCHEDULE

Amendment to Exhibit D

GPS 500 Schedule:

Event	Schedule	Rand Data	Rand Date

First ES	***	Sample Data	***

Final ES	***

Pre Pro	***	Full Beta Data	***

Pilot	***	Gold Candidate (GC) Data	***

Start Production	***	Gold Master Data	***

Finish Production	***

GPS 1000 Schedule

Event	Schedule	Rand Data	Rand Date

First ES	***	Sample Data	***

Final ES	***	Alpha Data (III)	***

Pre Pro	***	Beta Data	***

Pilot	***	Gold Candidate (GC) Data	***

Start Production	***	Gold Master Data	***

Finish Production	***

DLL:

Event	Date	Rand Deliverable

GC Version of DLL	***	N/A

GM Version of DLL	***	N/A

Streetfinder Software Schedule:

Event	Date	Rand Deliverable

Final ES		Exported Test Data

PrePro	***	Beta

Pilot	***	Gold Candidate

Start Production	***	Gold Master

Ship Production		Depending on Vendor Lead Time

EXHIBIT E (Revised 1/22/03)

EMPLOYEES OF LICENSEE AND ITS SUBCONTRACTORS WITH ACCESS TO

RAND McNALLY HIGHLY CONFIDENTIAL INFORMATION

Cobra Employees:

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COBRA HIGHLY CONFIDENTIAL INFORMATION

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT

WAS OMITTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE

WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES

EXCHANGE ACT OF 1934, AS AMENDED, OMITTED

INFORMATION WAS REPLACED WITH ASTERISKS.